Indemnification assets	6 Months Ended
Jun. 30, 2018
Business Combinations1 [Abstract]
Indemnification assets
Acquisitions
(a) Goodfella’s Pizza
On April 21, 2018, the Company completed its acquisition of all of the share capital of Green Isle Foods Limited (“Goodfella’s Pizza”) for £208.8 million (€237.9 million), including working capital and net debt adjustments. Goodfella's Pizza (legal entity subsequently renamed Birds Eye Pizza Limited), is a pizza producer based in Ireland that complements our existing business model. The acquisition price is subject to customary working capital adjustments and finalizing acquisition completion accounts.

The preliminary assessment of the fair values of assets and liabilities of Birds Eye Pizza Limited at the date of acquisition and the consideration paid was as follows:

April 21, 2018
€m
Assets:
Intangible Assets	158.3
Property, plant and equipment	33.2
Current assets	7.2
Inventories	10.7
Deferred tax assets	0.9
Total assets	210.3

Liabilities:
Current liabilities	31.1
Deferred tax liabilities	22.8
Total liabilities	53.9

Total identifiable net assets acquired	156.4

Cash consideration	237.9
Cash and cash equivalents acquired	(0.1)
Net consideration transferred	237.8

Total identifiable net assets acquired	(156.4)

Goodwill	81.4

The preliminary estimate of goodwill is €81.4 million. The goodwill recognized is attributable mainly to the growth prospects for the business expected organically and operational synergies.

If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition are identified then the accounting for the acquisition will be revised.

During the period from April 21, 2018 till June 30, 2018, the business contributed total revenue of €28.2 million and profit before tax of €0.7 million to the Company's results.

Acquisition related costs of €4.6 million are recognized as an expense in other operating expenses.
(b) Toppfrys AB

Effective March 2, 2018, the Company acquired a 60% stake of the outstanding share capital of Toppfrys AB, a pea processing business in Sweden that complements our existing business model. The Company paid €1.7 million (SEK 17.0 million) for the equity share acquired and subsequently provided loans of €1.5 million (SEK 13.6 million), bringing the total payments to €3.2 million (SEK 30.6 million). The Company has consolidated the business and has recognized a 40% non-controlling interest as it was determined to have control based on an assessment of the acquired business. In respect of the acquired business, Nomad concurrently has both put and call options with the remaining shareholders on the remaining 40% of the shares commencing in 2020.

The provisional 60% stake of net liabilities acquired were valued at €0.1 million, resulting in a provisional estimate of goodwill of €1.8 million. The Company believes the future value of goodwill will be obtained through its market position in Sweden. Acquisition related costs of €0.1 million were recognized as expenses within other operating expenses in the consolidated statements of profit or loss. The revenue and profit or loss since the acquisition date were immaterial to the consolidated financial statements.
Non-controlling interests arise from business combinations in which the Company acquires less than a 100 per cent interest. Non-controlling interests are initially measured at either fair value or at the non-controlling interest’s proportionate share of the acquiree’s identifiable net assets. Nomad determines on a transaction by transaction basis which measurement method is used.
The excess of the consideration transferred, the amount of any non-controlling interests in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over the fair value of the identifiable net assets is recorded as goodwill. If this is less than the fair value of the net assets of the subsidiary acquired in the case of a bargain purchase, the difference is recognized directly in the statement of comprehensive income.
Subsequent to acquisition, the carrying amount of non-controlling interests is increased or decreased by the non-controlling interest’s share of subsequent changes in equity and payments to the non-controlling interest. Total comprehensive income is attributed to the non-controlling interests even if this results in the non-controlling interests having a negative balance.

If all acquisitions had occurred on January 1, 2018, management estimates that the combined Company would have revenue of €1,079.1 million and profit before tax of €129.1 million for the six months ended June 30, 2018.
Indemnification assets

	June 30, 2018	December 31, 2017
	€m	€m
Related to the Iglo acquisition at start of the period	—	2.1
Release of indemnified provision	—	(2.1)
Related to Iglo acquisition at end of the period	—	—
Related to the Findus acquisition at start of the period	73.8	63.4
Remeasurement of indemnification assets	—	10.4
Related to Findus acquisition at end of the period	73.8	73.8
Related to the Goodfella’s Pizza acquisition at start of the period	—	—
Recognized on acquisition of Goodfella’s Pizza	5.9	—
Related to Goodfella’s Pizza acquisition at end of the period	5.9	—
Total indemnification assets	79.7	73.8

In total, €73.8 million of liabilities relating to the acquisition of Findus Group are covered by the indemnification assets as at June 30, 2018. These liabilities were limited to the original value of the shares held in escrow following the completion of the acquisition of the Findus Group.
The indemnification asset recognized in relation to the Findus Group is secured by shares held in escrow, so that the value of the assets may, in the future, be restricted to the value of these shares. We do not record an increase to the value of the shares beyond the amount at which they were originally issued of €73.8 million. As at June 30, 2018, €73.8 million (December 31, 2017: €73.8 million) of the indemnification assets relate to the acquisition of the Findus Group for which 6,964,417 shares were held in escrow and were valued at $19.19 (€16.49) (December 31, 2017: $16.91 (€14.13)) each.
As part of the acquisition accounting for the Findus and Iglo Groups in 2015, the Company inherited several contingent liabilities for which the seller has provided an indemnity. To the extent that the liability has been recognized in the balance sheet, an indemnification asset has also been recognized. As part of the agreement to repurchase shares on June 12, 2017, the indemnities in relation to the Iglo acquisition were canceled. As a consequence, the indemnification asset of €2.1 million previously recognized was released.
The indemnification asset recognized in relation to the Goodfella’s Pizza acquisition relates to several contingent liabilities that arose prior to acquisition. As at June 30, 2018, €0.5 million of the indemnification assets relate to liabilities to customers for which the seller has provided an indemnity. The remainder relates to other contingent liabilities which are covered by insurance policies taken out by the seller. A liability has also been recognized in the balance sheet to the same extent as the asset.